                                                                  EXHIBIT 24


                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ Philip R. Cox
                                              ----------------------------------
                                              Philip R. Cox
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ J. Taylor Crandall
                                              ----------------------------------
                                              J. Taylor Crandall
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ Richard G. Ellenberger
                                              ----------------------------------
                                              Richard G. Ellenberger
                                              President and Chief Executive
                                              Officer

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ William A. Friedlander
                                              ----------------------------------
                                              William A. Friedlander
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ James D. Kiggen
                                              ----------------------------------
                                              James D. Kiggen
                                              Chairman of the Board of Directors

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ Daniel J. Meyer
                                              ----------------------------------
                                              Daniel J. Meyer
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ David B. Sharrock
                                              ----------------------------------
                                              David B. Sharrock
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ John M. Zrno
                                              ----------------------------------
                                              John M. Zrno
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, her attorneys for her and in her name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of April, 2001.

                                              /s/ Mary D. Nelson
                                              ----------------------------------
                                              Mary D. Nelson
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, her attorneys for her and in his name, place and stead, and in her office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 30th day of April, 2001.

                                              /s/ Karen M. Hoguet
                                              ----------------------------------
                                              Karen M. Hoguet
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is a director of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ Carl Redfield
                                              ----------------------------------
                                              Carl Redfield
                                              Director

                                POWER OF ATTORNEY


     WHEREAS, Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder, (i) a Registration Statement for the Broadwing Inc. 1997 Long Term Incentive Plan on Form S-8, (ii) a Registration Statement for the Broadwing Inc. Hourly-Paid Employee Option Program on Form S-8, (iii) Registration Statement for the Broadwing Inc. Executive Deferred Compensation Plan on Form S-8, and (iv) a Registration Statement for the Broadwing Inc. Deferred Compensation Plan for Outside Directors on Form S-8 (collectively, the "Registration Statements"); and

     WHEREAS, the undersigned is the Executive Vice President and Chief Financial Officer of the Company;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Richard G. Ellenberger, Kevin W. Mooney and Jeffrey C. Smith, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such Registration Statements on Form S-8, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 30th day of April, 2001.

                                              /s/ Kevin W. Mooney
                                              ----------------------------------
                                              Kevin W. Mooney
                                              Executive Vice President and Chief
                                              Financial Officer